Sub-Item 77C-Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Core Bond Portfolio
("DIP-CBP") was held on December 18, 2002. Out of a total of 7,329,968.597 shares entitled to vote at the Meeting, a total of 7,329,968.597 shares were represented at the Meeting, in person or by proxy.
Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-CBP's Board in addition to DIP-CBP's current Board Members, Joseph S. DiMartino, Lucy
Wilson Benson and Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

7,291,017.432
7,291,017.432
7,262,536.121
7,266,235.078
Votes Cast to Withhold Authority

38,951.165
38,951.165
67,432.476
63,733.519


A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Core Value Portfolio
("DIP-CVP") was held on December 18, 2002. Out of a total of 5,522,918.573 shares entitled to vote at the Meeting, a total of 5,522,918.573 shares were represented at the Meeting, in person or by proxy.
Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-CVP's Board in addition to DIP-CVP's current Board
Members, Joseph S. DiMartino, Lucy Wilson Benson and
Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

5,413,745.117
5,413,745.117
5,408,520.794
5,414,897.481
Votes Cast to Withhold Authority

109,173.456
109,173.456
114,397.779
108,021.092

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Emerging Markets
Portfolio ("DIP-EMP") was held on December 18, 2002.
Out of a total of 1,021,663.430 shares entitled to vote at the Meeting, a total of 1,021,663.430 shares were represented at the Meeting, in person or by proxy.
Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-EMP's
Board in addition to DIP-EMP's current Board Members, Joseph S. DiMartino, Lucy Wilson Benson and Clifford L.
Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

1,013,953.707
1,015,384.284
1,015,394.558
1,015,394.558
Votes Cast to Withhold Authority

7,709.723
6,279.146
6,268.872
6,268.872

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Emerging Leaders
Portfolio ("DIP-ELP") was held on December 18, 2002.
Out of a total of 1,439,623.342 shares entitled to vote at the Meeting, a total of 1,439,595.053 shares were represented at the Meeting, in person or by proxy. Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-ELP's Board in addition to DIP-ELP's current Board Members, Joseph S. DiMartino, Lucy
Wilson Benson and Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

1,391,782.455
1,414,909.259
1,411,096.947
1,411,120.548
Votes Cast to Withhold Authority

47,812.598
24,685.794
28,498.106
28,474.505

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Founders Discovery
Portfolio ("DIP-FDP") was held on December 18, 2002.
Out of a total of 1,686,474.682 shares entitled to vote at the Meeting, a total of 1,686,474.682 shares were represented at the Meeting, in person or by proxy. Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-FDP's Board in addition to DIP-FDP's current Board Members, Joseph S. DiMartino, Lucy
Wilson Benson and Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

1,657,646.334
1,657,646.334
1,657,646.334
1,657,646.334
Votes Cast to Withhold Authority

28,828.348
28,828.348
28,828.348
28,828.348

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Founders Growth
Portfolio ("DIP-FGP") was held on December 18, 2002.
 Out of a total of 2,283,845.255 shares entitled to vote at the Meeting, a total of 2,283,845.255 shares were represented at the Meeting, in person or by proxy. Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-FGP's Board in addition to DIP-FGP's current Board Members, Joseph S. DiMartino, Lucy
Wilson Benson and Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

2,227,652.790
2,230,464.486
2,229,582.145
2,229,582.145
Votes Cast to Withhold Authority

56,192.465
53,380.769
54,263.110
54,263.110

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Founders International
Equity Portfolio ("DIP-FIEP") was held on December 18,
2002. Out of a total of 816,578.544 shares entitled to vote at the Meeting, a total of 816,578.544 shares were represented at the Meeting, in person or by proxy.
Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-FIEP's
Board in addition to DIP-FIEP's current Board Members, Joseph S. DiMartino, Lucy Wilson Benson and Clifford L.
Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

798,728.660
798,728.660
798,158.527
798,158.527
Votes Cast to Withhold Authority

17,849.884
17,849.884
18,420.017
18,420.017

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Founders Passport
Portfolio ("DIP-FPP") was held on December 18, 2002.
Out of a total of 1,274,407.502 shares entitled to vote at the Meeting, a total of 1,267,569.453 shares were represented at the Meeting, in person or by proxy. Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-FPP's Board in addition to DIP-FPP's current Board Members, Joseph S. DiMartino, Lucy
Wilson Benson and Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

1,209,660.361
1,209,660.361
1,201,269.288
1,201,269.288
Votes Cast to Withhold Authority

57,909.092
57,909.092
66,300.165
66,300.165

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Japan Portfolio
("DIP-JP") was held on December 18, 2002. Out of a total of 248,952.704 shares entitled to vote at the Meeting, a total of 241,244.835 shares were represented at the Meeting, in person or by proxy.
Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-JP's Board in addition to DIP-JP's current Board
Members, Joseph S. DiMartino, Lucy Wilson Benson and
Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

241,244.835
241,244.835
241,244.835
241,244.835
Votes Cast to Withhold Authority

..000
..000
..000
..000

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - MidCap Stock
Portfolio ("DIP-MSP") was held on December 18, 2002.
Out of a total of 19,414,954.462 shares entitled to vote at the Meeting, a total of 19,216,355.697 shares were represented at the Meeting, in person or by proxy. Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-MSP's Board in addition to DIP-MSP's current Board Members, Joseph S. DiMartino, Lucy
Wilson Benson and Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees



David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For


18,594,362.525
18,600,013.907
18,569,281.067
18,567,225.232
Votes Cast to Withhold Authority

621,993.172
616,341.790
647,074.630
649,130.465

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Small Cap Stock
Index Portfolio ("DIP-SCSIP") was held on December
18, 2002.  Out of a total of 3,541,186.118 shares
entitled to vote at the Meeting, a total of 3,200,803.384 shares were represented at the Meeting, in person or by proxy. Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-SCSIP's Board in addition to DIP-SCSIP's current Board Members, Joseph S. DiMartino, Lucy Wilson Benson and Clifford
L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

3,120,189.297
3,120,189.297
3,096,014.276
3,120,189.297
Votes Cast to Withhold Authority

80,614.087
80,614.087
104,789.108
80,614.087

A Special Meeting of Shareholders of Dreyfus
Investment Portfolios ("DIP") - Technology Growth
Portfolio ("DIP-TGP") was held on December 18, 2002.
Out of a total of 10,169,790.897 shares entitled to vote at the Meeting, a total of 10,143,941.697 shares were represented at the Meeting, in person or by proxy. Each of the following named persons received the number of votes at the Meeting, in person or by proxy, set forth opposite their respective names as nominees for election as Board members and were elected to DIP-TGP's Board in addition to DIP-TGP's current Board Members, Joseph S. DiMartino, Lucy
Wilson Benson and Clifford L. Alexander, to serve until their successors are elected and qualified:

Nominees


David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry
Affirmative Votes For

9,659,428.063
9,655,370.816
9,629,688.100
9,637,237.476
Votes Cast to Withhold Authority

484,513.634
488,570.881
514,253.697
506,704.221




5
Astwood-Proxy Ballot-029-2003